                                 EXHIBIT 10.1

                   AGREEMENT TO LEASE DATED AUGUST 20, 1996,
                          BETWEEN DANIEL B. PATTILLO
                      AND DECATUR FIRST BANK GROUP, INC.
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                          BRIGMAN & ASSOCIATES, INC.
                                    Brokers
                          215 CHURCH STREET BUILDING
                                  SUITE #107
                            DECATUR, GEORGIA 30030

                               ----------------
                                 404-378-3685


 August 20, 1996

                              AGREEMENT TO LEASE
                              ------------------


 Daniel B. Pattillo does hereby agree to lease 1120 Commerce Drive, Decatur Ga. legal attached, being also approximately 5400 sq. ft. building, to Decatur First Bank Group, Inc. under the terms and conditions listed below.

                                      1.
                                  LEASE TERM
                                  ----------

 Lease becomes effective 06-01-97 and expires 06-01-2002, said lease is subject to obtaining necessary approvals to open the bank proposed by DFBG, Inc.

                                      2.
                                    SUBLET
                                    ------

 Pattillo agrees to allow DFBG to sublet from Atlanta Gas Light until 06-01-97.

                                      3.
                                    OPTION
                                    ------

 Pattillo offers DFBG an option to purchase said building for $500,000. Sale must include an exchange of similar type property so as to facilitate Pattillo not absorbing any capital tax liability.

                                      4.
                                    AGENCY
                                    ------

 Brigman & Associates, Inc. represents Dan Pattillo in this transaction and there are no other agents or broker representatives for either lessee or lessor.

                                      5.
                                    RENTAL
                                    ------

 Building having approximately 5400 sq. ft. said rate shall be $10.00 per sq. ft. over the 5-year term making a monthly rental of $4,500 per month. Said rate is to be paid to Brigman & Associates, P.0. Box 33086, Decatur, Ga. 30033.
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                                      6.
                               SECURITY DEPOSIT
                               ----------------

 Landlord requires no security deposit. Landlord requires tenant to pay 1st and last months rent in advance.

                                      7.
                                   TAX STOP
                                   --------

 Tax base year will be 1996 taxes. Any increase over the lease term from the 1996 amount shall be paid as additional rental by DFBG.
                                                   ----

                                      8.
                                    REPAIRS
                                    -------

 Dan Pattillo shall be responsible for roof and exterior walls only. All other repairs and maintenance of structure or systems to be done by lessee.

                                      9.
                                   INSURANCE
                                   ---------

 Lessee shall maintain minimum of $2,000,000 public liability insurance and indemnify and hold harmless landlord from any and all liability with respect to the lessee's tenancy during entire lease period.

                                      10.
                                  STIPULATION
                                  -----------

 Lessee has the right to cancel said lease agreement until 3-1-97. If Lessee cancels lease they agree to forfeit 1st and last months rent, but if not cancelled effective 3-1-97, said lease becomes binding on both parties.



                                             /s/ Daniel B. Pattillo
                                             -----------------------------------
                                             Daniel B. Pattillo

 Lessee
 Decatur First Bank Group



 /s/ Judy B. Turner
 --------------------------------------------
 Accepted

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